PHOENIX-ABERDEEN SERIES FUND
                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                      Supplement dated December 2, 2002 to
   Prospectus and Statement of Additional Information dated November 27, 2002

IMPORTANT NOTICE TO INVESTORS

         On November 20, 2002, the Board of Trustees of Phoenix-Aberdeen Series Fund voted to direct the mandatory redemption of all shares of the Phoenix-Aberdeen Global Small Cap Fund. The Trustees determined that liquidation is in the best interests of the shareholders based upon consideration of the expense of maintaining this Fund. Effective December 13, 2002, the Phoenix-Aberdeen Global Small Cap Fund will be closed to new investors and additional investor deposits.

         On or about January 17, 2003, this Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix-Aberdeen Global Small Cap Fund for shares of the same class of any other Affiliated Phoenix Fund. An Affiliated Phoenix Fund includes any other mutual fund advised, subadvised or distributed by the Adviser or Distributor, provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on January 17, 2003.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.


PXP 1757/GSC (12/02)